UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2010

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective March 25, 2010, the Board of Directors of Sara Lee Corporation (the "Company") approved amendments (the "Amendments") to the Bylaws of the Company. The following is a summary of the Amendments:

-- Section 1 of Article I has been amended to clarify the extent to which matters not included in the notice of an annual meeting of stockholders may be raised at such annual meeting;

-- A new Section 10(c)(4) has been added to Article I to clarify that the phrase "the date of the proxy statement," as used elsewhere in Section 10, has the same meaning as the phrase "the date of the company's proxy statement released to shareholders" as used in Rule 14a-8(e) under the Securities Exchange Act of 1934; and

-- Sections 5, 6 and 10 of Article IV have been amended to clarify the manner in which duties may be assigned to certain officers of the Company.

The foregoing is a summary of the Amendments. This summary is qualified in its entirety by reference to the Bylaws, as amended and restated and filed as Exhibit 3(b) attached hereto and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

March 26, 2010	By:	Helen N. Kaminski

Name: Helen N. Kaminski
Title: Assistant General Counsel, Corporate & Securities

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Exhibit Index

Exhibit No.	Description

3.(b)	Bylaws, as amended March 25, 2010